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                                                                    EXHIBIT 10.2

                               AMENDMENT NO. 1 TO
                                 PROMISSORY NOTE



        This Amendment No. 1 ("Amendment") to the Promissory Note dated September 5, 1995 in the principal amount of $150,000 made by Peter Myers in favor of CombiChem, Inc., as amended (the "Note") is made as of this 15th day of June 1998. Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Note.

                                    RECITALS

               WHEREAS, the Note is due and payable upon the expiration of the 180-day period following the date on which Payee completes a successful initial public offering of shares of its common stock;

               WHEREAS, Payee completed a successful initial public offering of shares of its common stock on May 13, 1998 and the Note is therefore due on November 9, 1998; and

               WHEREAS, Payee has decided to extend the due date of the balance due under the Note, and all accrued interest thereto, until April 31, 2000.

               In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1.     AMENDMENT TO THE NOTE.

        a. The third paragraph of the Note shall be amended in its entirety to read as follows:

        "The outstanding principal balance of this Promissory Note and all unpaid interest accrued hereunder shall be due and payable no later than the "Maturity Date." The Maturity Date shall be the earlier to occur of: (a) April 31, 2000; (b) the expiration of the 30-day period following the date the Maker ceases for any reason to remain in the employment on a regular and full-time basis by CombiChem, Inc., a Delaware corporation ("Corporation"); (c) the date on which Corporation completes the consummation of any corporate transaction in which (i) more than fifty percent (50%) of the outstanding shares of the common stock of Holder are acquired by a single purchaser or by a group of purchasers acting in concert; (ii) all or substantially all of the assets of Holder are acquired by a single purchaser or a group of purchasers acting in concert; (d) that date on which Corporation merges with or into another organization; or (e) the expiration of the 10-day period following the date on which Maker sells, transfers, or suffers or permits the sale or transfer of Maker's real property located at 3 Los Altos Road, Orinda, California (the "Real Property"). Maker hereby covenants that Maker shall provide Holder with written notice of any sale or transfer of the Real Property at least ten (10) days prior to the date Maker transfers title to the Real Property. Upon payment in full of all principal and accrued interest payable hereunder, this Promissory Note shall be surrendered to Maker for cancellation."


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        2.     EFFECT OF AMENDMENT.

        Except as amended and as set forth above, the Note shall continue in full force and effect, as previously amended.

        3.     COUNTERPARTS.

        This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

        4.     SEVERABILITY.

               If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        5.     ENTIRE AGREEMENT.

               This Amendment, together with the Note, as amended, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

        6.     GOVERNING LAW.

               This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.


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        This Amendment is hereby executed as of the date first above written.

                                       COMBICHEM, INC., a California corporation


                                       By: /s/ KARIN EASTHAM
                                          --------------------------------------
                                          Karin Eastham, Chief Financial Officer


                                           /s/ PETER MYERS
                                          --------------------------------------
                                          Peter Myers














                      [SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                                PROMISSORY NOTE]